June 11, 2010

 VIA EDGAR
US Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, DC  20549

Re:           World Funds Trust
File Nos. 811-22172 and 333-148723
Definitive Proxy Statement

Ladies and Gentlemen:

On behalf of World Funds Trust (the “Trust”), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934 (the “1934 Act”) is the Definitive Proxy Statement to be used in connection with a special meeting of the shareholders of the Trust to be held on June 25, 2010 (the “Special Meeting”).  This Definitive Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy.  This information, including the Proxy Statement, will be mailed to the Trust’s shareholders on or about June11, 2010.

The sole matter to be considered at the Special Meeting will be the election of four (4) persons to serve as Trustees on the Trust's Board of Trustees.  To the best of the Trust's knowledge, information and belief, no matters exist that require consideration at the Special Meeting other than the election of Trustees.  Accordingly, pursuant to Rule 14a-6(a)(1) under the 1934 Act, the Trust is not required to file a preliminary proxy for Commission review.

Please direct any questions or comments regarding the foregoing to me at (866) 862-1719.

Sincerely,

DAVID D. JONES, Esq.

DB1/64942216.2

CONFORMED SUBMISSION TYPE:                                                                                     14ADEF
PUBLIC DOCUMENT COUNT:                                                                                              ________
CONFORMED PERIOD OF REPORT:                                                                                    ________
FILED AS OF DATE:                                                                                                                 20100611
SROS:                                                                                                    NONE

FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:                                                                                     WORLD FUNDS TRUST
CENTRAL INDEX KEY:                                                                                                         _________________
STANDARD INDUSTRIAL CLASSIFICATION:                                                               UNKNOWN SIC - 0000 [0000]
IRS NUMBER:                                                                                                                          ________
STATE OF INCORPORATION:                                                                                            DE
FISCAL YEAR END:                                                                                                                07/31

FILING VALUES:
FORM TYPE:                                                                                                                           14ADEF
SEC ACT:                                                                                                                                 1940 Act
SEC FILE NUMBER:                                                                                                               811-22172
FILM NUMBER:                                                                                                                      ________

BUSINESS ADDRESS:
STREET 1:                                                                                       8730 STONY POINT PARKWAY, SUITE 205
CITY:                                                                                        RICHMOND
STATE:                                                                                                    VIRGINIA
ZIP:                                                                                          23235
BUSINESS PHONE:                                                                                            800-673-0550

FORMER COMPANY:
FORMER CONFORMED NAME:                                                                                       NONE
DATE OF NAME CHANGE:                                                                                               NOT APPLICABLE

SCHEDULE 14A  (RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT  SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES  EXCHANGE ACT OF 1934

Filed by the registrant                                                                 /X/
Filed by a party other than the registrant                                                                /   /
Check the appropriate box:

/  /           Preliminary proxy statement
/  /           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/           Definitive proxy statement
/  /           Definitive additional materials
/  /           Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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(Name of Registrant as Specified in its Charter)
WORLD FUNDS TRUST
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:
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2.	Aggregate number of securities to which transaction applies:
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3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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4.	Proposed maximum aggregate value of transaction:
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5.	Total fee paid:
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[  ] Fee paid previously with preliminary materials.
[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
........................................................................................
2.	Form, Schedule or Registration Statement No.:
........................................................................................
3.	Filing Party:
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4.	Date Filed:
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WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235
Toll Free:  800-673-0550
Offering the Following Family of Funds:

Commonwealth Small Cap Fund                                                                                                                                     Frantzen Growth and Income Fund
Sherwood Forest Long/Short Fund                                                                                                                                           The Navigator Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To  all World Funds Trust shareholders:

The World Funds Trust (the “Trust”) is holding a special meeting (the “Special Meeting”) of its shareholders on Friday June 25, 2010 at 10:00 a.m., Eastern Time.  The meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, located at 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.

The Trust is a Delaware statutory trust, operating as a registered management investment company.  The Trust currently offers shares of the four above-noted series to the public (each a “Fund” and together the “Funds”).  The Trust further has divided shares of one or more Funds into various classes of shares.  This proxy statement relates to all share classes of all Funds.

The Special Meeting is being held for the purpose of electing four (4) trustees as the new Board of Trustees of the Trust.  This matter is discussed in detail in the proxy statement enclosed with this notice.

The Trust has fixed the close of business June 10, 2010 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.  Each share of each Fund is entitled to one vote and a proportionate fractional vote for each fractional share held.  You are cordially invited to attend the Special Meeting.  If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile.  It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided.  As always, we thank you for your confidence and support.

By Order of the Trust,

/s/ John Pasco III
JOHN PASCO III
President, Commonwealth Capital Management
June 11, 2010

WORLD FUNDS TRUST
8730 Stony Point Parkway, Suite 205
Richmond, VA  23235
Toll Free:  800-673-0550
Offering the Following Family of Funds:

Commonwealth Small Cap Fund                                                          Frantzen Growth and Income Fund
Sherwood Forest Long/Short Fund                                              The Navigator Fund

PROXY STATEMENT
Dated June 11, 2010

SPECIAL MEETING OF SHAREHOLDERS
To be Held on June 25, 2010

Introduction

The World Funds Trust (the “Trust”) has called a special meeting (the “Special Meeting”) of all shareholders of each of the separate series listed above (each a “Fund” and together the “Funds”), representing all of the Funds offered by the Trust, in order to seek shareholder approval of a single proposal relating to the Trust.  The meeting will be held at the offices of the Trust’s Administrator, Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, at 10:00 a.m., Eastern Time, on Friday, June 25, 2010.  This proxy statement and form of proxy are being mailed to shareholders of record on or about June 11, 2010.  If you expect to attend the Special Meeting in person, please call the Trust at 1-800-673-0550 to inform them of your intentions.

Item For Consideration

The Trust’s investment advisers are asking you to approve a single proposal, the election of four persons to serve as Trustees on the Board of Trustees ( the “Board”) of the Trust.

Who May Vote

All shareholders of all Funds who own shares as of the close of business onJune 10, 2010 (the “Record Date”) are entitled to vote on the proposal.  Each full share will be entitled to one vote at the Special Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.  As of the Record Date, the Funds had the following shares of beneficial interest outstanding and entitled to be voted:

	Commonwealth Small Cap Fund	Frantzen Growth and Income Fund	Sherwood Forest Long/Short Fund	The Navigator Fund
Class A	--	120,546	8,508	--
Class C	--	--	95,777	--
Class I	--	11,368	711,537	--
Class P	463,841	--	155,524	--
No-Load	--	--	--	1,619,348
TOTAL	463,841	131,914	971,346	1,619,348

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign and date the enclosed proxy card and mail it back to the Trust in the envelope provided, or fax it back to the Trust at 804-330-5809.  The Trust urges you to fill out and return your proxy card even if you plan to attend the Special Meeting.  Returning your proxy card will not affect your right to attend the Special Meeting and vote.

The Trust has named David D. Jones and Karen M. Shupe as proxies, and their names appear on your proxy card(s).  By signing your proxy card and returning it, you are appointing those persons to vote for you at the Special Meeting.  If you properly fill in your proxy card and return it to the Trust in time to vote, one of the appointed proxies will vote your shares as you have directed.  If you sign and return your proxy card, but do not make specific choices, one of the appointed proxies will vote your shares on the proposal as recommended by the Trust’s investment advisers.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this proxy statement was printed, the Trust was not aware of any other matter that needed to be acted upon at the Special Meeting other than the sole proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address:  Ms. Lauren Jones, 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235, or by attending the Special Meeting and voting in person.

Voting in Person

If you attend the meeting and wish to vote in person, you will be given a ballot when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Recommendation

The proxy is solicited on behalf of the Trust by the three investment advisers to the Trust, all of which recommend a vote "For All" the nominees described in this proxy statement.  Commonwealth Capital Management, LLC is investment adviser to the Commonwealth Small Cap Fund and the Frantzen Growth and Income Fund; Sherwood Forest Capital Management, LLC is investment adviser to the Sherwood Forest Long/Short Fund; and Navigator Money Management, Inc. is investment adviser to The Navigator Fund (collectively, the “Advisers”).

Requirement of a Quorum and Vote Needed to Elect Trustees

A quorum is the number of outstanding shares, as of the Record Date, that must be present, in person or by proxy, in order for the Trust to hold a valid shareholder meeting.  The Trust cannot hold a valid shareholder meeting unless there is a quorum of shareholders present in person or by proxy.  The Trust’s Agreement and Declaration of Trust requires that the presence, in person or by proxy, of one third (33.33%) of the shares entitled to vote on a matter shall constitute a quorum, unless a larger number of shares is required pursuant to law.  For this Special Meeting, one third (33.33%) of the outstanding shares of the Trust, in the aggregate, as of the Record Date, is required for a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is allowed to vote your shares on the election of Trustees even if it has not received voting instructions from you.  Broker non-votes and abstentions with respect to the proposal count as present solely for purposes of establishing a quorum, but will not count as votes against each nominee.

Assuming a quorum of shareholders is present at the Special Meeting, the affirmative vote of a plurality of the votes cast for each nominee is required in order for the nominee to be elected as a Trustee.  This means that, assuming a quorum is present, the four persons who receive the most votes will be elected as Trustees, even if none of those persons receives an outright majority of votes.  In an uncontested election of Trustees, as appears to be the case here, the plurality requirement is not a factor.

Adjournments

In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Meeting.  Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Costs of the Special Meeting

The Trust is paying the costs of the shareholder meeting, proxy solicitation, and any adjournments.

Additional Information

At your request, the Trust will send you a free copy of the most recent audited annual report for each Fund, and the most recent subsequent semi-annual reports, if any,.  Please call the Trust at 1-800-673-0550 or write to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235 to request an annual and/or semi-annual report, or with any questions you may have relating to this proxy statement.

PROPOSAL: ELECTION OF FOUR TRUSTEES TO THE BOARD

Who are the Nominees for Trustee?

Pursuant to Article IV, Section 2 of the Trust's Declaration of Trust, the three investment advisers to the Trust -- Commonwealth Capital Management, LLC, Sherwood Forest Capital Management, LLC, and Navigator Money Management, Inc. -- have approved the nomination of John Pasco III, Anthony J. Hertl, David J. Urban and Mary Lou H. Ivey, each to serve as a Trustee until his/her successor has been elected and duly qualified.

Each nominee is being proposed as a Trustee to the Trust for the first time and does not hold any other position with the Trust.  No nominee is a party adverse to the Trust or any of its affiliates in any material legal proceeding, nor does any nominee have a materially adverse interest to the Trust.  Each nominee has consented to serve if elected.  The following tables set forth information concerning each nominee:

INTERESTED TRUSTEE NOMINEE

The following nominee is considered to be an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Name: Date of Birth: Address:	John Pasco III April 10, 1945 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	None
Term of Office: Length of Time Served:	Indefinite Mr. Pasco is standing for election for the first time.
Number of Funds to be Overseen:	4
Principal Occupation(s) During the Past Five Years:
President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust's Administrator, since 1985; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust's underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust's Transfer and Disbursing Agent, since 1987; President and Treasurer of Commonwealth Capital Management, LLC ("CCM"), investment adviser to the Commonwealth Small Cap Fund and the Frantzen Growth and Income Fund, since 1983; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance  Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. .  Mr. Pasco is a certified public accountant.

Other Directorships Held During the Past Five Years:	The World Funds, Inc. World Insurance Trust American Growth Fund, Inc.

*  Mr. Pasco would be an “interested” trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CCM, CSS, CFSI, CFA and FDCC.

INDEPENDENT TRUSTEE NOMINEES

The following trustee nominees are considered to be “disinterested” or “independent” persons of the Trust, meaning that they have no direct affiliation with the Trust, the investment advisers, any sub-advisers, or any other service providers to the Trust.

Name: Date of Birth: Address:	Anthony J. Hertl April 5, 1950 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	None
Term of Office: Length of Time Served:	Indefinite Mr. Hertl is standing for election for the first time.
Number of Funds to be Overseen:	4
Principal Occupation(s) During the Past Five Years:
Consultant to small and emerging businesses since 2000.  Retired in 2000 as Vice President of Finance and Administration of Marymount  College, Tarrytown, NY where he served in this capacity for four years.  Mr. Hertl is a Certified Public Accountant.

Other Directorships Held During the Past Five Years:	Northern Lights Fund Trust Northern Lights Variable Trust AdviserOne Funds The India Select Fund Global Real Estate Investments Satuit Capital Management Trust

Name: Date of Birth: Address:	David J. Urban April 27, 1955 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	None
Term of Office: Length of Time Served:	Indefinite Mr. Urban is standing for election for the first time.
Number of Funds to be Overseen:	4
Principal Occupation(s) During the Past Five Years:	Virginia Commonwealth University- Professor of Education since 1989
Other Directorships Held During the Past Five Years:	None

Name: Date of Birth: Address:	Mary Lou H. Ivey February 19, 1958 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	None
Term of Office: Length of Time Served:	Indefinite Ms. Ivey is standing for election for the first time.
Number of Funds to be Overseen:	4
Principal Occupation(s) During the Past Five Years:
Accountant, Harris, Hardy & Johnstone, P.C., Certified Public Accountants, since 2008;  Accountant, Wildes, Stevens & Brackens & Co., Certified Public Accountants, from 2007 to 2008;  Accountant, Martin, Dolan & Holton, Ltd.,  Certified Public Accountants, from 1997 to 2007.

Other Directorships Held During the Past Five Years:	None

Additional Information about the Trustee Nominees

The Trust's Advisers believe that each Trustee nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustee nominees lead to the conclusion that the Trustee nominees possess the requisite experience, qualifications, attributes and skills to serve on the Board.  The Advisers believe that the Trustee nominees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  The Advisers have also considered the contributions that each Trustee nominee can make to the Board and the Trust.

As described in the table above, the Independent Trustee nominees possess the experience and skills to provide them a basis of acquiring knowledge of the business and operation of the Funds and the Trust.  In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee nominee:  John Pasco III, executive experience with investment advisory, broker dealer firms, transfer agency and other businesses, as well as nearly three decades of mutual fund regulatory experience; Anthony J. Hertl, executive experience in marketing, sale and operations of domestic and foreign businesses, as well as over ten years experience serving on mutual fund boards, and is a certified public accountant and serves on the audit committees of several boards.; David J. Urban, executive experience in universities and institutions of higher learning; Mary Lou H. Ivey, executive experience in accounting for domestic businesses.  References to the experience, qualifications, attributes or skills of the Trustee nominees are pursuant to requirements of the Securities and Exchange Commission and do not constitute holding out of the Board or any Trustee nominee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such Trustee nominee or on the Board by reason thereof.

Why are Trustees Being Elected at the Present Time?

Effective May 10, 2010, Franklin A. Trice, III and J. Gordon McKinley, III, the sole trustees at such date, resigned as Trustees of the Trust.   In the event that all of the Trustees resign and that no active Trustee remains, ,the Declaration of Trust and the 1940 Act provide a mechanism for replacing those trustees.  Article IV, Section 2 of the Declaration of Trust empowers the Trust's investment advisers to appoint new trustees, subject to the requirements of the 1940 Act.  Therefore,, the investment advisers are submitting the trustee nominees described above for shareholder approval.

If the Trust’s shareholders approve this proposal, the Board will be composed of one “interested” Trustee and three independent Trustees.  Accordingly, 75% of the Board will be composed of independent Trustees.

How Long Do Trustees Serve on the Board?

Trustees may serve on the Board until their successors are elected and qualified at a meeting of the Trust’s shareholders.  Because the Trust generally is not required to call periodic shareholder meetings, the Trustees may serve for an indefinite period of time.  A Trustee may retire or resign at any time, and a Trustee may be removed from office at any time by a majority vote of the then sitting Trustees or by shareholders of the Trust to the extent provided by the 1940 Act.

What are the Board’s Responsibilities?

The Board is responsible for the general management and oversight of the Trust’s business affairs and for assuring that each Fund is managed according to its investment policies and restrictions and in accordance with federal and state laws and regulations, for the benefit of and in the best interests of the shareholders.  The Board may elect one of its members to serve as Chair and annually elects the officers of the Trust to manage the day-to-day operations of the Trust.

The Board monitors the performance of each Fund and the quality of services provided to the Funds by the Trust’s various service providers.  At least annually, the Board reviews the performance of the investment managers of the Funds, decides whether to renew their contracts or replace them, and reviews the fees paid by the Funds for, and the quality of, all the services provided to the Funds.

The Board represents the shareholders, and the Board is responsible for discussing with and guiding senior management of the Trust in correcting any deficiencies found by the Board with respect to a Fund, monitoring potential conflicts that may arise between the Trust and affiliated parties to make sure that the shareholders’ best interests are served, and generally supervising the affairs of the Trust so as to maximize value to the shareholders.  Shareholders who wish to submit written communications to the Board should send their communications to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.  Any such communication received will be reviewed by the Board at its next regularly scheduled meeting.

What are the Board’s Standing Committees?

The Board currently has one committee, the Audit Committee, composed of the Trust’s independent trustees.  The functions of the Audit Committee are to meet with the Trust's independent accountants to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent accountants with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board.  The Audit Committee met one (1) time during the Trust’s last fiscal year.

Because of the Board’s historically small size, it has chosen not to have a nominating committee and each Trustee participates in the identification, consideration, and evaluation of any trustee candidate as the need arises.  The Board will consider candidates recommended by shareholders of the Trust.  A shareholder can make such a recommendation to the Board by calling 1-800-673-0550 or writing to 8730 Stony Point Parkway, Suite 205, Richmond, VA  23235.

How Does the Board of Trustees Oversee Risk?

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The Funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the Advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the Funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board exercises oversight of the risk management process through the Board itself and through the Audit Committee.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Advisers and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board also receives quarterly reports from the Advisers on the investments and securities trading of the Funds, including their investment performance, as well as reports regarding the valuation of the Funds’ securities.  In addition, in its annual review of the Funds’ advisory agreements, the Board reviews information provided by the Advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of series in the Trust and the effectiveness of its structure.

The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes, procedures and controls to eliminate or mitigate every occurrence or effect.  The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

How Often Does the Board Meet?

The Board typically meets at least four times a year to review the operations of the Trust and each Fund.  Generally, all meetings are held in person at the offices of the Trust.  The Audit Committee meets at least annually.  During the Trust’s last fiscal year, the Board met five (5) times

Are the Trustees and Officers of the Trust Paid for Their Services to the Trust?

Officers and interested Trustees are not paid for their services to the Trust.  However, they may receive compensation for their roles with an affiliate by such affiliate, but such compensation is unrelated to the person’s service as an officer or Trustee to the Trust.

Each Independent Trustee will be compensated for his or her services according to a fee schedule adopted by the Board of Trustees consisting of an annual retainer and a per-meeting fee component.

Do the Trustee Nominees Own Fund Shares?

As of June 10, 2010, the nominees did not beneficially own shares of the Trust.

How Should I Vote on the Proposal?

The Trust’s Advisers recommend that you vote “For All” of the nominees.

OTHER INFORMATION

OFFICERS OF THE TRUST

Name: Date of Birth: Address:	Karen M. Shupe April 29, 1964 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	Treasurer
Term of Office: Length of Time Served:	Indefinite Since June 2008
Number of Funds Overseen:	4
Principal Occupation(s) During the Past Five Years:	Executive Vice President of Commonwealth Shareholder Services, since 2003. Financial Reporting Manager, Commonwealth Shareholder Services, Inc. from 2001 to 2003.

Name: Date of Birth: Address:	Lauren Jones March 11, 1982 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235
Position(s) Held with the Trust:	Secretary
Term of Office: Length of Time Served:	Indefinite Since December 2009
Number of Funds Overseen:	4
Principal Occupation(s) During the Past Five Years:	Relationship Manager, Commonwealth Shareholder Services, Inc. since 2006 Account Manager, Insider NYC, an Event Planning firm, from 2004 to 2005.

Name: Date of Birth: Address:	David D. Jones September 18, 1957 719 Sawdust Road, Suite 113, The Woodlands, TX 77380
Position(s) Held with the Trust:	Chief Compliance Officer
Term of Office: Length of Time Served:	Indefinite Since June 2008
Number of Funds Overseen:	4
Principal Occupation(s) During the Past Five Years:
Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004.  Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998. B.A. In Economics from the university of Texas at Austin- 1983.  Juris Doctorate(cum laude) from St. Mary's Law School-1994.

SERVICE PROVIDERS

Commonwealth Shareholder Services, Inc. serves as the Trust's administrator.  Commonwealth Fund Services, Inc. serves as the Trust's transfer agent.  First Dominion Capital Corp. serves as the Trust's distributor and principal underwriter.  Each is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is the investment adviser to the Commonwealth Small Cap Fund and the Frantzen Growth and Income Fund.
Investment Management of Virginia, LLC, located at 919 East Main Street, 16th Floor, Richmond, Virginia 23219, and Crosswind Investments, LLC, located at International Place, 27th Floor, Boston, Massachusetts 02110, are the sub-advisers to the Commonwealth Small Cap Fund.  Frantzen Capital Management, Inc., located at Two Harbour Place, 302 Knights Run Avenue, Suite 930, Tampa, Florida 33602, is the sub-adviser to the Frantzen Growth and Income Fund.  Sherwood Forest Capital Management, LLC, located at 1649 Brandywine Drive, Charlottesville, Virginia 22901, is the investment adviser to the Sherwood Forest Long/Short Fund.  Navigator Money Management, Inc., located at 1207 Route 9, Suite 10, Wappingers Falls, New York 12590, is the investment adviser to The Navigator Fund.
.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee recommended and the Board approved Cohen Fund Audit Services, Ltd. ("Cohen") as the Trust's independent registered public accounting firm. Cohen has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of Cohen are not expected to be present at the Special Meeting and will not have an opportunity to make a statement, but will be available should questions arise.

Audit Fees.  The aggregate fees billed for professional services rendered by Cohen for the audit of the Trust's annual financial statements and services normally provided by Cohen in connection with the statutory and regulatory filings or engagements for the fiscal years ended July 31, 2008 and 2009 were $0 and $40,000, respectively.

Audit-Related Fees.  Cohen did not bill the Trust for any assurance or other services related to the performance of the audit of the Trust's financial statements, other than those reported under "Audit Fees" above, during the Trust's two most recently completed fiscal years.

Tax Fees.  The aggregate fees billed for tax services rendered by Cohen for tax compliance, tax advice, and tax planning for the fiscal years ended July 31, 2008 and 2009 were $0 and $6,000, respectively.

All Other Fees.  Cohen did not bill the Trust for other products and services, other than the services reported above, for the Trust's two most recently completed fiscal years.

Aggregate Non-Audit Fees.  There were no non-audit fees billed by Cohen for the last two fiscal years.

Audit Committee Pre-Approval Policies and Procedures.  As of the date of this proxy statement, the Audit Committee has not adopted pre-approval policies and procedures.  As a result, all services provided by Cohen must be directly pre-approved by the Audit Committee.

PRINCIPAL HOLDERS AND OWNERSHIP BY MANAGEMENT

As of June 10, 2010, the trustee nominees and the Trust’s officers, collectively, beneficially owned less than 1% of the outstanding shares of the Trust.  Information regarding holders of more than 5% the Trust’s shares is included in Appendix A to this proxy statement.

PROPOSALS OF SHAREHOLDERS

As a Delaware Statutory Trust, the Trust is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Shareholders who wish to present a proposal for action at a future meeting should submit a written proposal to the Trust for inclusion in a future proxy statement..

OTHER MATTERS TO COME BEFORE THE MEETING

The Trust is not aware of any matters that will be presented for action at the meeting other than the matter set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust.

HOUSEHOLDING

As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the reports and proxy statements the Trust sends.  If you would like to receive an additional copy, please contact the Trust by writing to 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235 or by calling 1-800-673-0550.  The Trust will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed.  Shareholders wishing to receive separate copies of the Trust's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

APPENDIX A

HOLDERS OF MORE THAN
5% OF EACH FUND'S SHARES
AS OF JUNE 10, 2010

Fund	Account Name	Street Address	City	State	Zip	Shares Owned	% Owned
Commonwealth Small Cap	DAVENPORT & COMPANY LLC	1801 WEST WIEW ROAD	CHARLOTTESVILLE	VA	22903-1632	25,227.84	5.44%
Commonwealth Small Cap	SUNG THOMAS & HWEI LIN	655 LONG BOAD CLUB ROAD, #18 A	LONGBOAT	FL	24228	40,574.23	8.75%
Commonwealth Small Cap	LAS BRISAS TRUST CO. LTD.	INTERNATIONAL HOUSE, 41 THE PARADE	ST. HELIER	JERSEY	CI JE2 3QQ	268,399.58	57.86%
Commonwealth Small Cap	JASSY JOHN D	1901 S OAKMONT STREET	TAMPA	FL	33629	29,706.05	6.40%
Commonwealth Small Cap	CLEARVIEW CORRESPONDENT SVCS	8006 DISCOVERY DR	RICHMOND	VA	23229	64,018.16	13.80%
Frantzen Growth & Income A	PERSHING LLC	PO BOX 2052	JERSEY CITY	NJ	07303-9998	19,090.14	15.84%
Frantzen Growth & Income A	PERSHING LLC	PO BOX 2052	JERSEY CITY	NJ	07303-9998	24,335.48	20.19%
Frantzen Growth & Income A	PERSHING LLC	PO BOX 2052	JERSEY CITY	NJ	07303-9998	6,467.01	5. 36%
Frantzen Growth & Income A	PERSHING LLC	PO BOX 2052	JERSEY CITY	NJ	07303-9998	6,851.33	5.68%
Frantzen Growth & Income A	PERSHING LLC	PO BOX 2052	JERSEY CITY	NJ	07303-9998	9,683.85	8.03%
Frantzen Growth & Income Inst	VIA MICHAEL M	1407 HARBOUR WALK RD	TAMPA	FL	33602	2,082.16	18.31%
Frantzen Growth & Income Inst	VIA MICHAEL M IRA	1407 HARBOUR WALK RD	TAMPA	FL	33602	604.66	5.32%
Frantzen Growth & Income Inst	VIA ANNETTE M IRA	12500 SOMERVILLE GROVE CIR	MIDLOTHIAN	VA	23114	1,828.99	16.09%
Frantzen Growth & Income Inst	FOLIOFN INVESTMENTS INC	8180 GREENSBORO DRIVE	MCLEAN	VA	22102	1,000.00	8.80%
Frantzen Growth & Income Inst	BERKOSKI, AMANDA J	1413 HARBOUR WALK ROAD	TAMPA	FL	33602	4,845.14	42.62%
Navigator	CHARLES SCHWAB & CO INC	101 MONTGONERY ST	SAN FRANCISCO	CA	94104-4122	843,705.37	52.10%
Sherwood Forest A	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY	ST LOUIS	MO	63102	675.68	7.94%
Sherwood Forest A	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY	ST LOUIS	MO	63102	627.74	7.38%
Sherwood Forest A	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY	ST LOUIS	MO	63102	730.68	8.59%
Sherwood Forest A	STIFEL NICOLAUS & CO INC	501 NORTH BROADWAY	ST LOUIS	MO	63102	931.48	10.95%
Sherwood Forest Institutional	CHARLES SCHWAB & CO INC	101 MONTGONERY ST	SAN FRANCISCO	CA	94104-4122	216,857.14	30.48%
Sherwood Forest Platform	CHARLES SCHWAB & CO INC	101 MONTGONERY ST	SAN FRANCISCO	CA	94104-4122	86,299.59	55.49%

WORLD FUNDS TRUST
PROXY

PROPOSAL:.	ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF WORLD FUNDS TRUST.

(1)  John Pasco III;   (2)  Anthony J. Hertl;   (3)  David J. Urban;   (4)  Mary Lou H. Ivey

All Shareholders of All Funds:

For All                                                      For All Except                                                                Withhold All

/    /                                           /    /                                                      /    /

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To withhold authority to vote on any individual nominee(s), please print the number(s)of the nominee(s) on the line above.

PLEASE VOTE TODAY!

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Signature                                                      Date                      Signature                                                      Date

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot.  Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

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THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David D. Jones and Karen M. Shupe, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held June 25, 2010, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR All" on the sole proposal set forth on this proxy.  This proxy is solicited by the Board of Trust which recommends a vote "FOR All" on the proposal.